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                           VAN KAMPEN ENTERPRISE FUND

                   SUPPLEMENT DATED NOVEMBER 15, 2004 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 30, 2004,
                 AS PREVIOUSLY SUPPLEMENTED ON AUGUST 16, 2004
                               AND CLASS I SHARES
                       PROSPECTUS DATED SEPTEMBER 1, 2004

     The Prospectus is hereby supplemented as follows:

     (1) The first four paragraphs of the section entitled "INVESTMENT OBJECTIVE, STRATEGIES AND RISKS -- INVESTMENT STRATEGIES AND RISKS" is hereby deleted in its entirety and replaced with the following:

     INVESTMENT STRATEGIES AND RISKS

     Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing principally in common stocks that it believes have above-average potential for capital appreciation. The Fund's investment adviser will seek to identify companies with unusually attractive growth opportunities at reasonable valuations. The Fund may invest in securities that have above average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary. In an effort to reduce the overall exposure to any individual security price decline, the Fund spreads its investments over many different companies in a variety of industries.

     The Fund will invest primarily in common stocks of companies that the Fund's investment adviser considers to be growth companies, including companies with new products, services or processes. Growth companies generally include those companies with established records of growth in sales or earnings that the Fund's investment adviser believes are in or are entering into a growth cycle in their respective businesses, with the expectation that the stock of such companies will increase in value. Stocks of different types, such as "growth" stocks or "value" stocks, tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments in growth stocks will vary and at times may be lower or higher than that of other types of stock funds. The market value of growth stocks may be more volatile than other types of investments. The investment adviser will consider a stock attractive when the investment adviser believes that earnings growth expectations are not appropriately
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reflected in the current stock price or when a growth stock trades at a valuation below what the investment adviser considers to be its intrinsic value. The Fund's investment adviser seeks to identify industries and companies with superior fundamentals by evaluating, among other things, valuation, future earnings prospects and recent stock price momentum through the use of the investment adviser's proprietary computer models. The investment adviser further seeks to validate the relative attractiveness of stocks with research conducted by its team of analysts and portfolio managers.

     The Fund may invest in companies that have projected earnings in excess of the average for their sector or industry as a result of, among other things, revenue growth from new product innovation, margin improvements from new operational efficiencies and/or cost reductions from new technology. The Fund may also invest in companies within the growth universe that trade below what the investment adviser considers to be their long-term intrinsic value where a catalyst has been identified to dispel short-term concerns or reverse declining earnings. In each case, the Fund's investment adviser believes such companies have prospects that are favorable for above-average capital appreciation.

     The Fund generally invests in equity securities of large companies. However, the Fund may invest in companies in any market capitalization range, provided the Fund's investment adviser believes the investment is consistent with the Fund's objective. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger companies. Thus, to the extent the Fund invests in small- and medium-sized companies, the Fund may be subject to greater risk than that assumed through investment in the securities of larger sized companies.

     The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, certain factors indicate it is desirable to do so. Such factors include changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, changes in the relative market performance or appreciation possibilities offered by individual securities and other circumstances bearing on the desirability of a given investment.
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     (2) The section entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO
MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

     PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Enterprise team. The team is made up of established investment professionals. Current members of the team include Sandip Bhagat, a Managing Director of the Adviser, and Feng Chang, Kevin Jung, Leah Modigliana and Hooman Yaghoobi, each Executive Directors of the Adviser. The composition of the team may change without notice from time to time.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   ENT SPT 11/04
                                                                    65013 SPT-01